                                     FORM OF                      Exhibit (8)(e)
                                   SCHEDULE A
                            TRANSFER AGENCY AGREEMENT
                            AMENDED FEBRUARY 2, 1998

NAME OF FUND                                                        EFFECTIVE DATE
------------                                                        --------------
A.  Sweep Funds
Schwab Money Market Fund                                            May 1, 1993

Schwab Government Money Fund                                        May 1, 1993

Schwab Municipal Money Fund -- Sweep Shares                         May 1, 1993

Schwab California Municipal Money Fund -- Sweep Shares              May 1, 1993
(formerly Schwab California Tax-Exempt Money Fund)

Schwab US Treasury Money Fund                                       May 1, 1993

Schwab New York Municipal Money Fund -- Sweep Shares                November 10, 1994
(formerly Schwab New York Tax-Exempt Money Fund)

Schwab New Jersey Municipal Money Fund                              January 20, 1998

Schwab Pennsylvania Municipal Money Fund                            January 20, 1998


B.  Other Funds
Schwab Value Advantage Money Fund-Investor Shares                   May 1, 1993

Schwab Institutional Advantage Money Fund                           May 1, 1993

Schwab Retirement Money Fund                                        November 26, 1993

Schwab Municipal Money Fund -- Value Advantage Shares               June 6, 1995

Schwab California Municipal Money Fund -- Value Advantage Shares    June 6, 1995
(formerly Schwab California Tax-Exempt Money Fund)

Schwab New York Municipal Money Fund -- Value Advantage Shares      June 6, 1995
(formerly Schwab New York Tax-Exempt Money Fund)

                                    THE CHARLES SCHWAB FAMILY OF FUNDS

                                    By:    ________________________
                                    Name:  William J. Klipp
                                    Title: Executive Vice President and Chief
                                           Operating Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By:    ________________________
                                    Name:  Colleen M. Hummer
                                    Title: Senior Vice President

                                                                  Exhibit (8)(e)

                                     FORM OF
                                   SCHEDULE C
                            TRANSFER AGENCY AGREEMENT
                            AMENDED FEBRUARY 2, 1998

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

   FUND                                                                    FEE
   ----                                                                    ---
A. Sweep Funds
   Schwab Money Market Fund                                                An annual fee, payable monthly, of twenty
                                                                           five-hundredths of one percent (.25%) of the
                                                                           Fund's average daily net assets

   Schwab Government Money Fund                                            An annual fee, payable monthly, of twenty
                                                                           five-hundredths of one percent (.25%) of the
                                                                           Fund's average daily net assets

   Schwab Municipal Money Fund-Sweep Shares                                An annual fee, payable monthly, of twenty
                                                                           five-hundredths of one percent (.25%) of the
                                                                           Fund's average daily net assets

   Schwab California Municipal Money Fund-Sweep Shares                     An annual fee, payable monthly, of
   (formerly Schwab California Tax-Exempt Money Fund)                      twenty five-hundredths of one
                                                                           percent (.25%) of the Fund's average
                                                                           daily net assets

   Schwab US Treasury Money Fund                                           An annual fee, payable monthly, of twenty
                                                                           five-hundredths of one percent (.25%) of the
                                                                           Fund's average daily net assets

   Schwab New York Municipal Money Fund-Sweep Shares                       An annual fee, payable monthly, of
   (formerly Schwab New York Tax-Exempt Money Fund)                        twenty five-hundredths of one
                                                                           percent (.25%) of the Fund's average
                                                                           daily net assets

   Schwab New Jersey Municipal Money Fund                                  An annual fee, payable monthly, of
                                                                           twenty five-hundredths of one
                                                                           percent (.25%) of the Fund's average
                                                                           daily net assets

   Schwab Pennsylvania Municipal Money Fund                                An annual fee, payable monthly, of twenty
                                                                           five-hundredths of one percent (.25%) of the
                                                                           Fund's average daily net assets

B. Other Funds
   Schwab Value Advantage Money Fund                                       An annual fee, payable monthly, of five
                                                                           one-hundredths of one percent

                                                                           (.05%) of the Fund's average daily net assets

   Schwab Institutional Advantage Money Fund                               An annual fee, payable monthly, of five
                                                                           one-hundredths of one percent (.05%) of the
                                                                           Fund's average daily net assets

   Schwab Retirement Money Fund                                            An annual fee, payable monthly, of five
                                                                           one-hundredths of one percent (.05%) of the
                                                                           Fund's average daily net assets

   Schwab Municipal Money Fund-Value Advantage Shares                      An annual fee, payable monthly, of
                                                                           five one-hundredths of one percent
                                                                           (.05%) of the Fund's average daily
                                                                           net assets

   Schwab California Municipal Money Fund-Value Advantage Shares           An annual fee, payable monthly, of
   (formerly Schwab California Tax-Exempt Money Fund)                      five one-hundredths of one percent
                                                                           (.05%) of the Fund's average daily
                                                                           net assets

   Schwab New York Municipal Money Fund-Value Advantage Shares             An annual fee, payable monthly, of
   (formerly Schwab New York Tax-Exempt Money Fund)                        five one-hundredths of one percent
                                                                           (.05%) of the Fund's average daily
                                                                           net assets


                                    THE CHARLES SCHWAB FAMILY OF FUNDS

                                    By:    ________________________
                                    Name:  William J. Klipp
                                    Title: Executive Vice President and Chief
                                           Operating Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By:    ________________________
                                    Name:  Colleen M. Hummer
                                    Title: Senior Vice President